UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2023

TG Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32639	36-3898269
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

3020 Carrington Mill Blvd, Suite 475

Morrisville, North Carolina 27560

(Address of Principal Executive Offices)

(212) 554-4484

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities filed pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Exchange Name
Common Stock	TGTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On Thursday, June 14, 2023, at 9:30 a.m. Eastern Time, by means of an online meeting platform, TG Therapeutics, Inc. (the “Company”) held its 2023 Annual Meeting. Stockholders representing 102,820,283, or 68.82%, of the 149,396,038 outstanding shares were present in person or by proxy, constituting a quorum under applicable law. Proxies were solicited by the Company pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “SEC”). Each of the proposals below are described in detail in the Company’s definitive proxy statement on Schedule 14A for the 2023 Annual Meeting, filed with the SEC on May 1, 2023. At the Annual Meeting, all of the proposals were approved except for proposals 3 and 4.

The results are as follows:

Proposal 1

The votes with respect to the election of the six directors to hold office until the 2024 annual meeting were as follows:

Director	Votes For	% Voted For	Votes Withheld	% Voted Withheld	Broker Non-Votes
Michael S. Weiss	52,918,081	75.82%	16,872,475	24.18%	33,029,727
Laurence N. Charney	46,123,745	66.09%	23,666,811	33.91%	33,029,727
Yann Echelard	28,225,552	40.44%	41,565,004	59.56%	33,029,727
Kenneth Hoberman	40,907,515	58.61%	28,883,041	41.39%	33,029,727
Daniel Hume	28,252,141	40.48%	41,538,415	59.52%	33,029,727
Sagar Lonial, MD	27,569,602	39.50%	42,220,954	60.50%	33,029,727

Proposal 2

The vote with respect to the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
102,257,138	185,695	377,450	--

Proposal 3

The advisory vote to approve the compensation of the Company’s named executive officers was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
26,007,780	43,450,323	332,453	33,029,727

Proposal 4

The vote to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 175,000,000 to 200,000,000 was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
69,863,544	32,188,227	768,512	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG THERAPEUTICS, INC.
(Registrant)

Date: June 15, 2023	By:	/s/ Sean A. Power
	Name:	Sean A. Power
	Title:	Chief Financial Officer